Exhibit 10.4

OMNIBUS COLLATERAL ASSIGNMENT OF MATERIAL AGREEMENTS, PERMITS AND LICENSES

THIS OMNIBUS COLLATERAL ASSIGNMENT OF MATERIAL AGREEMENTS, PERMITS AND LICENSES dated as of July 17, 2013 (this “Assignment”), by the undersigned (each, an “Assignor” and together, the “Assignors”) to DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, together with its successors and assigns, “Assignee”).

RECITALS:

WHEREAS, Spirit Realty, L.P. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and the Assignee, as administrative agent, have entered into a Credit Agreement, dated as of July 17, 2013 (as amended, modified or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Assignee, the Issuer, the Lenders and their subsequent successors and assigns, are herein called the “Secured Creditors”).

WHEREAS, each of Guarantor and General Partner is the owner of a direct or indirect beneficial interest in the Borrower.

WHEREAS, it is a condition to the extensions of credit under the Credit Agreement that, as additional security for the payment or performance of the Obligations under the Credit Agreement and the observance and performance by Assignors of the terms, covenants and conditions of the Security Documents and the Loan Documents on the part of Assignors to be observed or performed thereunder, the Assignors in the manner hereinafter set forth collaterally assign to Assignee all of Assignors’ right, title and interest in and to (i) all Material Agreements entered into as of the date hereof, a complete list of which is more particularly described on Schedule A attached hereto and incorporated herein; (ii) any material permits and licenses (“Material Permits”) entered into as of the date hereof as more particularly described on Schedule B attached hereto and (iii) any Material Agreements entered into from and after the Closing Date and/or any Material Permits obtained from and after the Closing Date until the Revolving Loan Commitment Termination Date, in each case, as more particularly described on Schedule A and/or Schedule B, respectively (as each such exhibit may be supplemented or amended from time to time).

WHEREAS, Guarantor, General Partner and each of their subsidiaries will obtain direct and indirect material benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement by the Secured Creditors and, accordingly, desires to enter into this Agreement in order to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower.

WHEREAS, the forgoing recitals are intended to form an integral part of this Assignment.

AGREEMENT:

For good and valuable consideration the parties hereto agree as follows:

Section 1. Definitions. Unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement.

Section 2. Collateral Assignment of the Material Agreements, Permits and Licenses. As additional security for the payment or performance of the Obligations under the Credit Agreement and the observance and performance by such Assignor of the terms, covenants and conditions of the Security Documents and the Loan Documents on the part of such Assignor to be observed or performed, each Assignor hereby collaterally assigns and grants to Assignee a security interest in all of such Assignor’s rights, title and interest in and to the Material Agreements and Material Permits; provided however, that Assignor shall not be required to collaterally assign any Material Agreement that is pledged or assigned to holder(s) of Mortgage Indebtedness which prohibits the further assignment or grant of a security interest to Assignee hereunder. Assignee hereby grants to Assignors a license to perform under and to receive performance by the parties to the Material Agreements and Material Permits, which license shall terminate upon delivery of notice by Assignee after the occurrence and during the continuance of an Event of Default. Upon repayment of the Obligations under the Credit Agreement and termination of the Credit Agreement, this Assignment shall automatically terminate and all rights and interest granted hereunder shall be automatically released. Notwithstanding anything herein to the contrary, in no event shall the Material Agreements or Material Permits include or the collateral assignment or security interest granted herein attach to (a) any Material Agreement or Material Permit to which any Assignor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of any law, rule or regulation applicable to such Assignor, (b) any Material Agreement or Material Permit to which any Assignor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of a term, provision or condition (including any requirement to obtain the consent of any third party that has not been obtained) that constitutes a breach or default under such Material Agreement or Material Permit or results in the termination of such Material Agreement or Material Permit and only to the extent that such term or provision was not rendered ineffective pursuant to Section 9-406 through 9-409 of the UCC; provided however, that the Material Agreements and Material Permits shall include (and such security interest shall attach) immediately at such time as the prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such Material Agreement or Material Permit not subject to the prohibitions specified above; provided further that the exclusions referred to in this Section 2 shall not include any proceeds of any such Material Agreement or Material Permit.

Section 3. Governing Law. This Assignment shall be deemed to be governed, construed, applied and enforced in accordance with the laws of the State of New York and the applicable laws of the United States of America.

Section 4. Notices. All notices or other written communications hereunder shall be deemed to have been properly given and become effective as provided in the Credit Agreement.

Section 5. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Assignors or Assignee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 6. Security Agreement. The collateral assignment and security interest granted pursuant to this Assignment is granted in conjunction with the security interest granted to the Assignee pursuant to the Security Agreement, and each Assignor hereby acknowledges and affirms that the rights and remedies of the Assignee with respect to the collateral assignment and security interest granted by them in the Material Agreements and Material Permits made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict between the terms of this Assignment and the Security Agreement, the Security Agreement shall control.

Section 7. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

Section 8. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 9. Counterparts. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment.

Section 10. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

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IN WITNESS WHEREOF, Assignors have executed this Assignment as of the date first written above.

ASSIGNOR:

SPIRIT REALTY, L.P., a Delaware limited partnership

By: Spirit General OP Holdings, LLC, as sole general partner

By:
Name:
Title:

SPIRIT REALTY CAPITAL, INC. a Maryland corporation

By:
Name:
Title:

SPIRIT GENERAL OP HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

SPIRIT MASTER FUNDING IV, LLC, a Delaware limited liability company

By:
Name:
Title:

SPIRIT MASTER FUNDING V, LLC, a Delaware limited liability company

By:
Name:
Title:

IN WITNESS WHEREOF, Assignee has executed this Assignment as of the date and year first written above.

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title: